Impairment Charges	12 Months Ended
Dec. 29, 2012
Impairment Charges

10. IMPAIRMENT CHARGES

On June 30, 2011, the Federal Trade Commission (“FTC”) approved the Company’s application to sell three supermarkets acquired as part of the Fiscal 2010 Penn Traffic acquisition pursuant to a divestiture order. The sale of these supermarkets occurred in late July and early August 2011. The Company recorded a $1.9 million impairment within the consolidated statement of operations and comprehensive (loss) income during Fiscal 2011, representing the excess of the carrying value of assets over the fair value of assets.

During November 2011, the Company executed an agreement to sell an additional supermarket acquired from Penn Traffic subject to the FTC divestiture order. The Company recorded a $0.9 million impairment within the consolidated statement of operations and comprehensive (loss) income during Fiscal 2011, representing the excess of the carrying value of assets over the fair value of assets.